UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
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Melissa J. T. Hall

I, Melissa J. T. Hall, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Melissa J. T. Hall	Dated as of April 1, 2025
Melissa J. T. Hall
Assistant Treasurer, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2025
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
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Laura Hochban

I, Laura Hochban, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Laura Hochban	Dated as of April 1, 2025
Laura Hochban
Chief Financial Officer, Treasurer

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2025
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Eric Kurzrok

I, Eric Kurzrok, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Eric Kurzrok	Dated as of April 1, 2025
Eric Kurzrok
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2025
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Terry J. Kryshak

I, Terry J. Kryshak, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Terry J. Kryshak	Dated as of April 1, 2025
Terry J. Kryshak
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2025
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Dawn Lamnin

I, Dawn Lamnin, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Dawn Lamnin	Dated as of April 1, 2025
Dawn Lamnin
Vice President, Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2025
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Richard J. Lauria

I, Richard J. Lauria, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Richard J. Lauria	Dated as of April 1, 2025
Richard J. Lauria
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2025
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Tamrha ViAnn Mangelsen

I, Tamrha ViAnn Mangelsen, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Tamrha ViAnn Mangelsen	Dated as of April 1, 2025
Tamrha ViAnn Mangelsen
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2025
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736

UNION SECURITY LIFE INSURANCE COMPANY OF NEW YORK

POWER OF ATTORNEY
- - - - - - - - - -

Paula M. SeGuin

I, Paula M. SeGuin, appoint Christopher Grinnell, Christopher Conner and/or Dexter Hoffman, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed in Appendix A attached hereto, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Paula M. SeGuin	Dated as of April 1, 2025
Paula M. SeGuin
Chairman of the Board, Chief
Executive Officer, President,
Director

Appendix A

Union Security Life Insurance Company of New York Power of Attorney
Dated as of April 1, 2025
Filed on Form N-4
File Numbers:

033-71686
033-71688
333-20343
333-278735
333-278736